Exhibit 99.1

Castellum Reminds Stockholders to Submit Their Vote at Its Upcoming 2026 Annual Meeting

To be Held on Tuesday, May 19, 2026 at 10:00 a.m. ET

VIENNA, Va., May 18, 2026 (GLOBE NEWSWIRE) – Castellum, Inc. (NYSE-American: CTM) (“Castellum” “CTM”, “we” or the “Company”), a cybersecurity, electronic warfare, and software services company focused on the federal government, today reminds stockholders that its 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”) will be held on Tuesday, May 19, 2026 at 10:00 a.m. ET.

Stockholders of record at the close of business on March 20, 2026, as described in the Company’s previously distributed proxy materials, are entitled to attend and vote at the 2026 Annual Meeting and any adjournment or postponement thereof.

Stockholders can attend the 2026 Annual Meeting:
–In person at Intelligent Office, Tysons, 1934 Old Gallows Road, Room 362, Tysons, VA 22182; or,
–Virtually via a live audio webcast by dialing (800) 715-9871 or (646) 307-1963; conference identification number is 9842123.

Stockholders are encouraged to vote their shares in advance of the 2026 Annual Meeting by using one of the methods described in the proxy materials (internet, telephone or mail). Those who plan to attend in person or virtually should allow extra time for online check‑in, registration and any applicable security procedures before the 2026 Annual Meeting begins.

After the adjournment of the 2026 Annual Meeting, members of CTM's management will host a brief presentation, followed by a question-and-answer session. A copy of the presentation will be posted to the Company’s website under the “Investor” tab at https://investors.castellumus.com/events-and-presentations/default.aspx, before the start of the 2026 Annual Meeting.

Additional information regarding the 2026 Annual Meeting, including the agenda, the Company’s proxy statement and annual report, is available at www.sec.gov.

About Castellum, Inc.

Castellum, Inc. (NYSE-American: CTM) is a technology company focused on leveraging the power of information technology to help solve our Nation's most pressing national security challenges. CTM provides U.S. government and commercial clients with Cybersecurity, Software Development, Systems Engineering, Information / Electronic Warfare, Program Support, and Data Analytics services. It also offers subject matter expertise in artificial intelligence / machine learning, 5G technologies, model-based systems engineering, program management, information assurance, intelligence analysis, and CMMC compliance. In addition to constantly innovating and enhancing its organic capabilities, Castellum is executing strategic acquisitions of firms that share our passionate commitment to U.S. national security and have a history of bringing exceptional value to their clients. For more information visit: https://castellumus.com.

Forward-Looking Statements:
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 2lE of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company's expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as "estimate," "project," "believe," "anticipate," "shooting to," "intend," "in a position," "looking to," "pursue," "positioned," "will," "likely," "would," or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth, new customer opportunities, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company's control, that could cause actual results to differ (sometimes materially) from the results expressed or implied in the forward-looking statements, including, among others: the Company's ability to continue to grow and execute on its total backlog and qualified pipeline and compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; and the Company's ability to maintain the listing of its common stock on the NYSE American LLC. For a more detailed description of these and other risk factors, please refer to the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or the future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

Contacts:
Castellum, Inc.
1934 Old Gallows Road, Suite 350
Vienna, VA 22182

Investor Relations:
The Equity Group
Lena Cati
(212) 836-9611
lcati@theequitygroup.com

Val Ferraro
(212) 836-9633
vferraro@theequitygroup.com